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Exhibit 10.1(a)

CONSENT AND FIRST AMENDMENT

        THIS CONSENT AND FIRST AMENDMENT (this "Consent"), dated as of December 30, 2001, is entered into by and among LOUISIANA-PACIFIC CORPORATION, a Delaware corporation (the "Borrower"), BANK OF AMERICA, N.A., as agent for the Lenders (the "Administrative Agent") and those financial institutions parties to the Credit Agreement as defined below (collectively, the "Lenders") signatory hereto.

RECITALS

        A.    The Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of November 15, 2001 (the "Credit Agreement"), pursuant to which the Administrative Agent and the Lenders have extended certain credit facilities to the Borrower.

        B.    The Borrower has informed the Administrative Agent and the Lenders that for the four consecutive fiscal quarter period ended December 31, 2001, the Borrower will record in its financial statements certain non-cash unusual charges that, unless excluded from the calculation of Consolidated Net Income, could cause the Borrower to be in breach or come close to being in breach of the financial covenant as set forth in Section 7.16(c) of the Credit Agreement. The Borrower has requested that the Lenders consent to the exclusion of such non-cash unusual charges from the calculation of Consolidated Net Income for the four consecutive fiscal quarter period ended December 31, 2001, and the Lenders have agreed to do so subject to the terms and conditions of this Consent.

        C.    In connection with the Canadian Credit Facility, Royal Bank of Canada ("RBC") has requested that Louisiana-Pacific Canada Ltd. and its Subsidiaries grant a security interest in warehouse receipts and bills of lading to secure their obligations under the Canadian Credit Facility. RBC has requested that the Borrower obtain consent from the Administrative Agent and the Required Lenders to amend the Credit Agreement with respect thereto.

        NOW, THEREFORE, the parties hereto hereby agree as follows:

        1.    Defined Terms.  Uless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement.

        2.    Consent.  The Lenders hereby consent to the exclusion from the calculation of Consolidated Net Income, for the period ended December 31, 2001 only, of an amount not to exceed $10,200,000 arising from non-cash unusual charges in the quarter ended March 31, 2001, and an amount not to exceed $2,000,000 arising from non-cash unusual charges in the quarter ended June 30, 2001.

        3.    Amendment.  Section 7.01(n) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          (n)  Liens upon the accounts receivable, inventory, warehouse receipts, bills of lading, books and records related thereto, and proceeds thereof of Louisiana-Pacific Canada Ltd. and its Subsidiaries securing their obligations under the Canadian Credit Facility;

        4.    Representations and Warranties.  The Borrower hereby represents and warrants as follows:

          (a)  No Default or Event of Default has occurred and is continuing.

          (b)  The execution, delivery and performance by the Borrower of this Consent have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement, as amended by this Consent, constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, without defense, counterclaim or offset except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability whether enforcement is sought in a proceeding at law or in equity.

          (c)  All its representations and warranties contained in the Credit Agreement are true and correct as though made on and as of the Effective Date (as defined below) (except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date).

          (d)  It is entering into this Consent on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent, the Lenders (except for the performance of the terms hereof applicable to them) or any other person.

        5.    Effective Date.  This Consent will become effective as of date that the Administrative Agent has received an original or facsimile of this Consent, duly executed by the Borrower and the Required Lenders (the "Effective Date").

        6.    Reservation of Rights.  The Borrower acknowledges and agrees that the execution and delivery of this Consent by the Administrative Agent and the Lenders party hereto shall not be deemed to create a course of dealing or otherwise obligate the Administrative Agent or any Lender to execute similar consents under the same or similar circumstances in the future.

        7.    Miscellaneous.

          (a)  Except as expressly set forth herein, this Consent shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement, the Loan Documents, or any related documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement, the Loan Documents, or any related documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.

          (b)  This Consent shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Consent.

          (c)  This consent shall be governed by, and construed in accordance with, the law of the state of New York applicable to agreements made and to be performed entirely within such state; provided that the Administrative Agent and each Lender shall retain all rights arising under federal law.

          (d)  This Consent may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          (e)  This Consent, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Consent supersedes all prior drafts and communications with respect thereto. This Consent may not be amended except in accordance with the provisions of Section 10.1 of the Credit Agreement.

          (f)    If any term or provision of this Consent shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Consent or the Credit Agreement, respectively.

          (g)  The Borrower hereby covenants to pay or to reimburse the Administrative Agent and the Lenders, upon demand, for all reasonable costs and expenses (including reasonable attorney fees and expenses) incurred in connection with the development, preparation, negotiation, execution and delivery of this Consent.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Consent as of the date first above written.

LOUISIANA-PACIFIC CORPORATION, as the Borrower
By:

Curtis M. Stevens Vice President, Treasurer and Chief Financial Officer
BANK OF AMERICA, N.A., as Administrative Agent, an L/C Issuer and a Lender
By:

Name:

Title:

WACHOVIA BANK, N.A., as Syndication Agent and a Lender
By:

Name:

Title:

ROYAL BANK OF CANADA, as Documentation Agent and a Lender
By:

Name:

Title:

THE BANK OF NOVA SCOTIA, as a Lender
By:

Name:

Title:

EXPORT DEVELOPMENT CANADA formerly "EXPORT DEVELOPMENT CORPORATION," as a Lender
By:

Name:

Title:

By:

Name:

Title:

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  Exhibit 10.1(a)